UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2018

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Chester Pike

Suite 400

Eddystone, Pennsylvania 19022
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

InsPro Technologies Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 15, 2018.

The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 3, 2018, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:

Nominee	For	Withheld

David M. Anderson	153,785,492	98,950
Michael Azeez	153,810,492	73,950
Donald R. Caldwell	153,648,646	235,796
Kenneth Harvey	153,729,285	155,157
Alan Krigstein	153,729,285	155,157
Sanford Rich	153,810,492	73,950
L.J. Rowell	153,754,285	130,157
Frederick Tecce	153,704,853	179,589
Anthony R. Verdi	153,810,492	73,950
Edmond J. Walters	153,810,492	73,950

2.	Ratification of the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018

For	Against	Abstain
161,666,156	317,862	8,024,251

3.	Stockholders vote on the following resolution. “RESOLVED, that InsPro Technologies Corporation’s stockholders approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 500,000,000 shares to 750,000,000”.

For	Against	Abstain
159,640,934	2,182,769	8,184,566

There were 16,123,827 broker non-votes with respect to the election of directors. There were no broker non-votes with respect to the proposal to ratify the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018 and with respect to the proposal to the Stockholders vote on the resolution to approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 500,000,000 shares to 750,000,000”.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; (ii) the proposal to ratify the selection of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018 and (iii) the resolution that InsPro Technologies Corporation’s stockholders approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 500,000,000 shares to 750,000,000; were each adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date: August 17, 2018	By:	/s/ Anthony R. Verdi
	Name:	Anthony R. Verdi
	Title:	Chief Financial Officer